                                                                 Exhibit (p)(18)

                                                                          Access



                           PERSONAL TRADING RULES AND
                         PROCEDURES FOR ACCESS PERSONS





                           AMERICAN EXPRESS FINANCIAL
                         CORPORATION AND ITS AFFILIATES



                                   MARCH 2000

--------------------------------------------------------------------------------
                                    SECTION I
                      PERSONAL TRADING RULES AND PROCEDURES
            AMERICAN EXPRESS FINANCIAL CORPORATION AND ITS AFFILIATES
--------------------------------------------------------------------------------



                        TOPIC                                         PAGE
--------------------------------------------------------------------------------

PERSONAL TRADING RULES FRAMEWORK
         General Applicability Of Personal Trading Rules                3
         Basis For Rules                                                4
         Definitions                                                    4

REPORTING REQUIREMENTS FOR ACCESS PERSONS
          Security Activities Which Must Be Reported                    5
          How To Comply                                                5-6

ADDITIONAL RULES & REQUIREMENTS FOR ACCESS PERSONS
          Preclearance Of Security Trades                               7
          Preclearance Form                                             8
          Reporting & Preclearance Chart                              9-10
          Miscellaneous Special Instructions Chart                     10
          Additional Reporting Requirements                            11
          Investment Clubs                                             12
          Giving Securities                                            12
          Sanctions                                                    13
          Unusual Trading Activity                                     13

INCREMENTAL RESTRICTIONS AND REQUIREMENTS FOR INVESTMENT PERSONNEL
          60-Day Holding Period                                       14-15
          Private Placement Preclearance                               15
          Research Analysts:  Additional Rules                         16

INCREMENTAL PORTFOLIO MANAGER RESTRICTION
          7-Day Blackout Period                                        17

AMERICAN EXPRESS' INSIDER TRADING POLICY                              18-20

SAMPLE FORMS & COMPLETION INSTRUCTIONS                                21-26
     Brokerage Account Certification Form                              22
     Personal Holdings Disclosure Form                                 23
     407 Notification Instructions & Form                             24-25
     Quarterly Certification                                           26

--------------------------------------------------------------------------------
                         PERSONAL TRADING RULE FRAMEWORK
--------------------------------------------------------------------------------

APPLICABILITY
-------------

These rules apply to all personal securities activities in your own accounts as well as any security investment:
o in which you have a beneficial interest (e.g., a trust account for a minor child)
o held by you, your spouse/partner, and/or other financially dependent members of your household
o for which you provide investment advice by reason of any contract, understanding, relationship, agreement or other arrangement substantially equivalent to direct or indirect ownership. (If you give investment advice or effect securities trading for others, notify your leader and Corporate Compliance.)
o in which you (or anyone meeting the above criteria) participate as a member of an investment club

GENERAL PERSONAL TRADING RULES
------------------------------

These general rules, along with the procedures contained in the rest of this document, must always be followed:

1.   No use of inside information (refer to Insider Trading Policy on page 18).

2.   No purchasing of initial public offerings (new or secondary issues)

3. No front-running. This involves an individual taking advantage of non-public information about imminent trading activity in our mutual funds or advised accounts by trading in a security before the fund or advised account does.

4. No preferential treatment from other brokerage firms due to the purchaser's employment by American Express or its subsidiaries.

5.   No direct trades with broker/dealers' trading desks.

6.   No non-retail relationships with broker/dealers.

7. No use of American Express' name (or the name of any of its subsidiaries) to obtain a better price from a broker who is a market maker in the security being traded.

8. No speculative trading of American Express stock, which is characterized by transactions in "put" or "call" options, or short sales or similar derivative transactions. As part of the American Express Company Code of Conduct, the Company discourages short-term trading in its own stock.

9. No stopping stock. This is defined as a guarantee by a specialist that an order placed by a Floor Broker will be executed at the best bid or offer price then in the Specialist's book unless it can be executed at a better price within a specified period of time.

10. If the company's managed or owned accounts are active in a given security, no use of that security to meet margin calls if cash or other securities are available to meet the call.

11. No trading of OTC or brokerage firm stocks by any traders or trading assistants.

BASIS FOR RULES
---------------

The rules and procedures that apply to personal trading for ACCESS PERSONS are derived from:

     Investment Company Institute (ICI) Guidelines to Industry on Personal Investing

     Securities and investment laws
         o  Securities Act of 1933
         o  Securities Exchange Act of 1934
         o  Investment Company Act of 1940
         o  Investment Advisers Act of 1940
         o  Insider Trading and Securities Fraud Enforcement Act of 1988

     Rules, regulations and corporate policies
         o  Securities and Exchange Commission (SEC)
         o  National Association of Securities Dealers (NASD)
         o  American Express Financial Corporation (AEFC) Insider Trading Policy
         o  American Express Company Code of Conduct

DEFINITIONS
-----------

Personal trading rules for ACCESS PERSONS apply to three groups of personnel. Each successive group is a subset of the previous group, and is subject to incrementally restrictive procedures. Therefore: Investment Personnel are subject to Access Person rules, plus the additional rules. Portfolio Managers are subject to Investment Personnel and Access Person rules, plus the additional rules.

ACCESS PERSONS are individuals who meet one or more of the following criteria:

1. Have access to information regarding impending purchases or sales of portfolio securities for any account owned or managed.

2.   Obtain such information within 10 days after the trade.

3. Have access to the Investment Department's investment research and recommendations.

4. Work in the Investment Department or Asset Management Group, in Minneapolis, London, Hong Kong, Singapore, or Tokyo.

INVESTMENT PERSONNEL are research analysts, traders and portfolio managers.

PORTFOLIO MANAGERS are individuals with direct responsibility and authority over investment decisions affecting any account owned or managed. This includes associate portfolio managers.

--------------------------------------------------------------------------------
                    REPORTING REQUIREMENTS FOR ACCESS PERSONS
--------------------------------------------------------------------------------

SECURITIES ACTIVITIES WHICH MUST BE REPORTED
--------------------------------------------

All personal securities activities (i.e., stocks, options, bonds, etc.), whether bought or sold, must be reported, with the exception of such things as mutual funds and certificates of deposit. A chart indicating which transactions must be reported is located on page 9. In addition to transactions in your own accounts, you must report activity in accounts:

o in which you have a beneficial interest (e.g., a trust account for a minor child)

o held by you, your spouse/partner, and/or financially dependent members of your household

o for which you provide investment advice by reason of any contract, understanding, relationship, agreement or other arrangement substantially equivalent to direct or indirect ownership. (If you give investment advice or effect securities trading for others, notify your leader and Corporate Compliance.)

o in which you (or anyone meeting the above criteria) participate as a member of an investment club

FAILURE TO DISCLOSE ALL BROKERAGE ACCOUNTS MAY RESULT IN A SANCTION, WHICH INCLUDES POSSIBLE TERMINATION.

HOW TO COMPLY
-------------

You must report all personal securities transactions for the types of accounts listed above in one of two ways:

1. Conduct all your securities transactions in an American Express Brokerage (formerly AESS) account. If you choose this alternative, notify Corporate Compliance by sending a Lotus Note listing your account number(s) to:
     PERSONAL TRADING. For assistance in opening an American Express Brokerage account, contact your advisor or the Minneapolis Skyway Office.

2. Conduct your securities transactions with an outside brokerage firm--traditional or online. If you choose to open or maintain an account with any other brokerage firm, you must perform the following steps at the time the account is opened:

o Contact Corporate Compliance by sending a Lotus Note to PERSONAL TRADING and request a 407 Notification Form BEFORE OPENING an external brokerage account. This form needs to be completed because it notifies the external brokerage firm to provide duplicate confirmations and monthly statements for your account(s) and for those in which you have a beneficial interest. Failure to properly carry out this notification process may result in a sanction.

o    Fully disclose any information the brokerage firm legally requests.

o Notify the other brokerage firm of your association with American Express. The broker/dealer must be informed that American Express engages in securities transactions and has membership in the NASD, Pacific Stock Exchange and the Midwest Stock Exchange.

You are responsible for ensuring your broker provides Corporate Compliance with duplicate statements and confirmations.

--------------------------------------------------------------------------------
               ADDITIONAL RULES & REQUIREMENTS FOR ACCESS PERSONS
--------------------------------------------------------------------------------

PRECLEARANCE OF SECURITY TRADES
-------------------------------

You must obtain prior approval - known as preclearance - when trading in any of the investment vehicles indicated on the "Securities Reporting and Preclearance Chart" (see page 8. When requesting preclearance, you must follow these procedures:

REQUESTING PRECLEARANCE - On the day you intend to purchase or sell a security requiring preclearance, complete Section 1 of the Preclearance Form (see form on the following page) and fax it to the equity trading desk on T30 at (612) 671-5101 between 8 AM and 3 PM.

APPROVAL PROCESS - Before approving the transaction, the trading desk will verify that there are no managed or owned accounts trading in the security. For example, the trading desk verifies there is no same day or opposite way/previous day trading in that security. The trade desk will complete Section 2 of the preclearance form and fax it back to you. PRECLEARANCE IS ONLY EFFECTIVE FOR THE DAY IT IS GIVEN.

AFTER HOURS TRADING (ON-LINE) - When trading through an on line account you have until midnight the day you are granted preclearance to enter your trade. When routing your preclearance form to Corporate Compliance, please attach a copy of your electronic confirmation from your broker showing that the trade was entered on the day preclearance was given. The trade then needs to be executed no later than the next business day. We will not consider the trade in good form unless both documents are submitted.

EXECUTION OF YOUR TRADE - Complete Section 3 of the preclearance form upon execution of the trade and route it to Corporate Compliance IMMEDIATELY. Even if the trade is not executed, you are still required to send the form to Corporate Compliance.

EXCEPTIONS
----------

Exceptions may be granted if the individual has tried to preclear a trade at least three times in any five consecutive day period. In order to be granted this exception, you must request approval by sending your request via Lotus Notes addressed to: PERSONAL TRADING. Provide a written explanation of the circumstances, including:

o    The type of trade
o    The name of the security
o    The number of shares
o    Your position, such as trader, analyst, portfolio manager, other.
o    The three most recent dates you have tried to preclear

You will receive a written response to your request within 24 hours.

--------------------------------------------------------------------------------
PERSONAL TRADING                    DATE:__________________
PRECLEARANCE FORM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.  REQUEST FOR TRADE APPROVAL (COMPLETED BY EMPLOYEE)
--------------------------------------------------------------------------------

Type of trade:    [ ]  Buy   [ ]  Sell  [ ]  Short Sale  [ ]  Cover Short

Security Description: _________________________________  Ticker:____________

If requesting preclearance for a put or call option, indicate expiration month and strike price.

Name: ______________________________  Emp #: ____________  Unit #: ____________

Signature: ______________________________  Ext: ____________  Fax: ____________

WHEN SECTION 1 IS COMPLETED, FAX THIS REQUEST TO THE EQUITY TRADE DESK AT
X15101.

--------------------------------------------------------------------------------
2. TRADE AUTHORIZATION (COMPLETED BY TRADE DESK - T30)
--------------------------------------------------------------------------------

Equity/option authorized?                   [ ] Yes                 [ ] No

Equity/option traded same day?              [ ] Yes                 [ ] No

Equity traded previous day opposite way?    [ ] Yes                 [ ] No

Option traded previous day opposite way?    [ ] Yes                 [ ] No

Fixed income approved by: ___________

REQUEST APPROVED?             [ ] YES        [ ] NO

                                                Log number:_____________________

Approved by: ____________________________ Date/time: ___________________________


--------------------------------------------------------------------------------
3.  EXECUTION (COMPLETED BY EMPLOYEE)
--------------------------------------------------------------------------------

Quantity: ___________________   Price: __________________

Brokerage Firm: _________________________________________

Account Number(s): ______________________________________

Registered Representative: ______________________________

[ ] Trade not executed

--------------------------------------------------------------------------------
           PLEASE ROUTE COMPLETED FORM TO PERSONAL TRADING - T20 / 95
                                  IMMEDIATELY.
--------------------------------------------------------------------------------

Note: Preclearance is not required to close, sell, or exercise an option during the last five days before expiration.



-----------------------------------------------------------------------------------------------------------------------------------
 REPORTING & PRECLEARANCE CHART                                              REPORTING               PRECLEARANCE REQUIRED?
                                                                           REQUIRED FOR
                                                                               THESE
                                                                           TRANSACTIONS?
-----------------------------------------------------------------------------------------------------------------------------------
American Depository                                                             Yes                       Yes (against
Receipts/Shares/Units                                                                                 underlying security
(ADRs/ADSs/ADUs)                                                                                          and ADR/ADU)
-----------------------------------------------------------------------------------------------------------------------------------
Advised Accounts                                                               Yes                            Yes
-----------------------------------------------------------------------------------------------------------------------------------
Annuities                                                                       No                            No
-----------------------------------------------------------------------------------------------------------------------------------
American Express Stock                                                         Yes                  No, except for SVPs and
(shares not purchased in                                                                                 other American
Incentive Savings Plan or                                                                             Express Officers who
stock purchase plan)                                                                                   have been advised
                                                                                                      they must preclear.
-----------------------------------------------------------------------------------------------------------------------------------
(Options on) American                                                     Prohibited by             Prohibited by American
Express Stock                                                                American               Express Code of Conduct
(i.e., puts and calls)                                                   Express Code of
                                                                              Conduct
-----------------------------------------------------------------------------------------------------------------------------------
American Express stock options                                                 Yes                    No, except for SVPs
(obtained as a part
of an incentive plan)
-----------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit, Savings Certificates                                   No                            No
-----------------------------------------------------------------------------------------------------------------------------------
Closed-end funds                                                               Yes                            Yes
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper                                                                No                            No
-----------------------------------------------------------------------------------------------------------------------------------
Debt:  corporate                                                               Yes                            No
-----------------------------------------------------------------------------------------------------------------------------------
Debt:  convertible                                                             Yes                     Yes (against both
                                                                                                       underlying stock &
                                                                                                       convertible debt)
-----------------------------------------------------------------------------------------------------------------------------------
Debt:  Government (Treasury notes,                                              No                            No
bills, bonds or STRIPS)
-----------------------------------------------------------------------------------------------------------------------------------
Debt:  U.S. Guaranteed or of federally sponsored                               Yes                            No
enterprises (FHLMC, FNMA, GNMA, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
Debt:  closely held                                                            Yes                            No
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives (DECS, ELKS, PRIDES, etc.)                                         Yes                     Yes (against both
                                                                                                       underlying stock &
                                                                                                          derivative)
-----------------------------------------------------------------------------------------------------------------------------------
Futures:  commodity, currency, financial,                                      Yes                            No
or stock index
-----------------------------------------------------------------------------------------------------------------------------------
Index Securities  -  (S&P 500, SPDRS/SPY,                                      Yes                            No
Diamonds/DIA, Cubes/QQQ, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
Limited Partnerships                                                           Yes                            Yes
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Funds                                                                    No                            No
-----------------------------------------------------------------------------------------------------------------------------------
Options on stocks                                                              Yes                   Yes (except to close
                                                                                                     position in the last 5
                                                                                                business days before expiration)
-----------------------------------------------------------------------------------------------------------------------------------
Options:  exercise of option to buy                                            Yes                            No
or sell underlying stock
-----------------------------------------------------------------------------------------------------------------------------------
Options on futures and indices (currency,                                      Yes                            No
financial, or stock index)
-----------------------------------------------------------------------------------------------------------------------------------
REITS (Real Estate Investment Trusts)                                          Yes                            Yes
-----------------------------------------------------------------------------------------------------------------------------------


                                       9


-----------------------------------------------------------------------------------------------------------------------------------
 REPORTING & PRECLEARANCE CHART                                              REPORTING               PRECLEARANCE REQUIRED?
                                                                           REQUIRED FOR
                                                                               THESE
                                                                           TRANSACTIONS?
-----------------------------------------------------------------------------------------------------------------------------------
Private Placements                                                      Yes, on quarterly        Yes, if Investment Personnel
                                                                          reporting form
-----------------------------------------------------------------------------------------------------------------------------------
Stocks:  common or preferred                                                   Yes                            Yes
-----------------------------------------------------------------------------------------------------------------------------------
Stocks:  convertible preferred                                                 Yes                Yes (both underlying stock
                                                                                                   and convertible preferred)
-----------------------------------------------------------------------------------------------------------------------------------
Stocks:  over-the-counter (OTC)                                          Yes (prohibited          Yes (prohibited for traders
                                                                           for traders &             & trading assistants)
                                                                              trading
                                                                            assistants)
-----------------------------------------------------------------------------------------------------------------------------------
Stocks:  short sales  (short sales prohibited                                  Yes                            Yes
on American Express stock)
-----------------------------------------------------------------------------------------------------------------------------------
Stocks (owned) - exchanges, swaps,                                             Yes                            No
mergers, tender offers
-----------------------------------------------------------------------------------------------------------------------------------
Stocks - public offerings (initial OR secondary)                            Prohibited                    Prohibited
-----------------------------------------------------------------------------------------------------------------------------------
Stocks - Rights or warrants acquired separately                                Yes                            Yes
-----------------------------------------------------------------------------------------------------------------------------------
Stocks - employer-sponsored                                             Yes, on quarterly                     No
purchase plan                                                             reporting form
(spouse or partner)
-----------------------------------------------------------------------------------------------------------------------------------
Unit Investment Trusts (UITs)                                                  Yes                            No
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
 MISCELLANEOUS SPECIAL INSTRUCTIONS                                          REPORTING               PRECLEARANCE REQUIRED?
                                                                           REQUIRED FOR
                                                                               THESE
                                                                           TRANSACTIONS?
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in accounts you advise for others                                 Yes                            Yes
-----------------------------------------------------------------------------------------------------------------------------------
American Express Incentive Savings Plan                                         No                            No
-----------------------------------------------------------------------------------------------------------------------------------
American Express Stock Purchase Plan                                            No                            No
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Reinvestment Plans                                             Yes, on quarterly                     No
                                                                          reporting form
-----------------------------------------------------------------------------------------------------------------------------------
Transactions by investment                                                     Yes                            Yes
clubs in which you belong or
have a beneficial interest
-----------------------------------------------------------------------------------------------------------------------------------
Limit Orders                                                                   Yes                   Yes, must renew daily
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        ADDITIONAL REPORTING REQUIREMENTS
--------------------------------------------------------------------------------


ANNUAL CERTIFICATION
--------------------

In addition to reporting requirements already outlined, every Access Person must submit an annual certification form. If you are new to the company, you will receive a form and instructions when you attend your orientation session. If you do not attend this orientation session, please contact the Personal Trade area 612-671-5196 for the information. All Access Persons will receive a form annually from Corporate Compliance - Personal Trade.

Failure to disclose all brokerage accounts in which you have a beneficial interest may result in a sanction, which includes possible termination. An example of the annual certification form is located on page 22.

QUARTERLY REPORTING
-------------------

Corporate Compliance will send you a form each quarter to indicate whether, for a given calendar quarter, you executed securities transactions outside of a broker-dealer account. If so, you must return the quarterly reporting form to Corporate Compliance--Personal Trade within 10 calendar days of the last day of the quarter.

An example of the quarterly reporting form is located on page 26. This need for quarterly reporting is based upon Rule 204-2(a)(12) of the Investment Advisers Act; American Express is required to collect information on certain securities transactions quarterly.

INVESTMENT CLUBS
----------------

There is no prohibition against joining an investment club. However, Access Persons who are members of investment clubs are required to preclear club transactions. Execution of non-precleared trades made by club members will result in a violation for the American Express Access Person. (This also applies to any other accounts which meet the criteria indicated under "security activities which need to be reported" on page 5) When forming an investment club, provide the following to Corporate Compliance:

     o   a copy of the broker 407 notification form (see page 25)
     o   a copy of your investment club's bylaws
     o a listing of the members of the club and an indication of any employees or independent contractors or advisors of American Express in the club. Please include the individual's identification number.
     o   the contact person for the club in case of questions

For information on setting up an investment club, you can contact the National Association of Investors Corporation at (248) 583-6242.

GIVING SECURITIES
-----------------

If you are giving securities to a NON-PROFIT ORGANIZATION, please provide the following information in writing to Corporate Compliance:

     o   the name of the organization to which you are giving the securities
     o   a description of the security
     o   the number of shares being given
     o   the day you intend to buy the security (if not already owned)
     o the day you intend to give the securities (if the gift was not actually given on the day intended, please inform Corporate Compliance)

Preclearance is not necessary for a gift to a non-profit organization, and the 60-day and 7-day rules do not apply.

For giving securities to a for-profit organization or to an individual or trust, the preclearance and 7-day rules do apply if you are purchasing the securities you intend to give. The 60-day rule does not apply. You will need to report the transaction on the quarterly reporting form described above.

SANCTIONS

Sanctions will be imposed for violations of American Express, SEC, or NASD rules or policies. It is standard in the industry to impose sanctions when violations occur. These sanctions are communicated via violation letters and will vary depending on the severity of the violation and/or if a record of previous violations exists. Examples of potential sanctions include (but are not limited to):

     o a written reminder about the rules, (a record of which will be maintained by Corporate Compliance)
     o unwinding the trade and forfeiting any profits to a charity, which is the typical sanction for a 60-day holding period or 7-day blackout violation (see note below for forfeiture process)
     o   prohibition against personal trading for a specific period of time
     o   negative impact on the individual's bonus and or performance rating
     o   termination

--------------------------------------------------------------------------------
Note:  The process for forfeiture of profits is this:

[X]  Calculate the profit using the last in, first out (LIFO) method.

[X] Send a check to a non-profit charity of your choice. (You may be able to take a charitable deduction on your tax return for contributions to a tax-qualified 501(c)(3) charity --- please consult with your tax advisor.)

[X] Send a copy of the calculation, the receipt from the charity and both sides of the canceled check to Corporate Compliance.
--------------------------------------------------------------------------------

The Personal Trade Committee will work with your manager to impose sanctions when necessary.

UNUSUAL TRADING ACTIVITY
------------------------

The Personal Trade Committee and your department head review your personal trading activity regularly. We may ask to review specific transactions with you or your broker if clarification is necessary. You may be asked to supply Corporate Compliance--Personal Trade with an explanation of your personal trade(s). Examples of situations that may require a memo of explanation include, but are not limited to:

     o   violations of personal trading rules
     o   significant changes in trading volume
     o   patterns of short-term, in and out trading
     o   significant positions in illiquid securities
     o a number of employees trading in the same security in the same time frame.

--------------------------------------------------------------------------------
       INCREMENTAL RESTRICTIONS AND REQUIREMENTS FOR INVESTMENT PERSONNEL
        (DEFINED AS RESEARCH ANALYSTS, TRADERS, AND PORTFOLIO MANAGERS)
--------------------------------------------------------------------------------

60-DAY HOLDING PERIOD
---------------------

Profiting from short-term trading is prohibited. You may not buy, then sell (or sell short, then cover the short) the same securities (or equivalent) within 60-calendar days while realizing a gain. You must wait until calendar day 61 to close out your position if you will be making a profit. WHEN CALCULATING THE 60-DAY HOLDING PERIOD, YOU MUST USE THE LAST-IN, FIRST-OUT (LIFO) METHOD. We use LIFO for two main reasons:

o the purpose of the rule is to discourage short-term trading. A first-in, first-out (FIFO) or specific identification method could encourage short-term trading.

o application of a method other than LIFO could be very cumbersome and time-consuming.

EXCEPTIONS

The Firm grants three exceptions to this rule:

     o FINANCIAL HARDSHIP - a financial hardship must be an "immediate and heavy financial need" and must be a situation where funds are not readily available from other sources. Financial hardships must meet the criteria outlined in the American Express Incentive Savings Plan (ISP). See the ISP Summary Plan Description in the Total Compensation Guide for these guidelines. Hardships are further subject to the following stipulations:

         o The amount traded may not exceed the amount required to meet the financial hardship, though the trade amount may include an amount for anticipated income taxes and tax penalties. Please consult with your tax advisor for advice.

         o You must receive approval from Corporate Compliance before a hardship trade. Begin by calling x15196 for assistance. You will need to put your request in writing and to route it to Corporate Compliance. You will receive a response within two business days.

         o Your request may not be approved if the standards outlined above are not met.

     o SMALL TRADES -defined as $10,000 or less of S&P 500 securities or ten option contracts in S&P 500 securities. There is a limit of one small trade exception per calendar month. PLEASE INDICATE ON YOUR PRECLEARANCE FORM "SMALL TRADE EXCEPTION". The small trade exception still requires you to obtain preclearance.

--------------------------------------------------------------------------------
INCREMENTAL RESTRICTIONS AND REQUIREMENTS FOR INVESTMENT PERSONNEL
--------------------------------------------------------------------------------

     o FUTURES AND INDICES - due to the size and liquidity of certain markets, the following investment vehicles are exceptions to the 60-day holding period requirement and do not need to be precleared:

         -  financial futures (e.g., Treasury bond futures)
         -  stock index futures (e.g., S&P 500 index futures)
         -  currency futures (e.g., futures on Japanese Yen)

This exception also applies to options on futures and indices. Options on equities continue to be subject to the 60-day rule.

PRIVATE PLACEMENT PRECLEARANCE
------------------------------

You must receive prior approval from your manager and Corporate
Compliance--Personal Trade before acquiring any securities in a private placement.

HOW TO OBTAIN APPROVAL - Write an explanation of the investment and submit the request to your manager (or next level manager if your manager is not available). Included in the request should be an explanation of:

     o   the nature of the investment
     o   how you were solicited
     o whether or not the opportunity was being offered to any of American Express's managed accounts
     o whether the security is likely to be purchased by an American Express managed account fund in the future.

HOW PRIVATE PLACEMENTS ARE APPROVED - Your manager will approve (by signing) or reject your request, and return the request to you. If approval is granted, send the request to Corporate Compliance. Corporate Compliance will have one business day after receipt of the request to ask for any additional information or further documentation needed to make a decision. Upon receipt of all necessary documentation, Corporate Compliance will then confirm in writing within one business day whether you can invest. You must report the investment on the quarterly reporting form described on page 11.

If you have questions about how the 60-day holding period, or private placement approval process, applies to a transaction you are considering, PLEASE CONTACT PERSONAL TRADE AT X15196 BEFORE YOU EXECUTE.

RESEARCH ANALYSTS:  ADDITIONAL RULES
------------------  ----------------

Research Analysts must conduct their personal trading activities in a manner such that transactions for an analyst's customers, clients, and employer have priority over transactions in securities or other investments of which he or she is the beneficial owner. In order to clarify how Research Analysts at AEFA should comply with this requirement, please note the following:

o All new investment recommendations or changes in recommendations should be communicated immediately in the Research Notes section of Lotus Notes. Other appropriate means of communication should be used in addition to Lotus Notes to facilitate broad and immediate dissemination of the recommendation.

o Analysts should not trade a security in their own account if they anticipate issuing a new recommendation or changing an existing recommendation on the same security.

o Analysts should not trade in a security for their own account contrary to their current recommendation with respect to the security or rating.

o Analysts should not trade in their own account for a period of 2 business days after a written recommendation is disseminated through the Research Notes section of Lotus Notes.

Notwithstanding the above, all trades for an analyst's own account remain subject to the normal pre-clearance and personal trading rules.

--------------------------------------------------------------------------------
           INCREMENTAL PORTFOLIO MANAGER REQUIREMENTS AND RESTRICTIONS
--------------------------------------------------------------------------------

7-DAY BLACKOUT PERIOD
---------------------

Portfolio managers are not allowed to buy or sell a security during the seven-day blackout period, which is defined as:

o trade date less seven calendar days BEFORE and trade date plus seven calendar days AFTER a fund or account they manage trades in that same (or equivalent) security. This means a portfolio manager must wait until calendar day 8.

For example, a portfolio manager's fund trades XYZ Co. on August 12. The last day for a personal trade of XYZ Co. is August 4 and the next day a personal trade can be made is August 20.

EXCEPTIONS

The Firm grants two exceptions to this rule:

SMALLTRADES - defined as $10,000 or less of S&P 500 securities or ten option contracts in S&P 500 securities. There is a limit of one small trade exception per calendar month. PLEASE INDICATE ON YOUR PRECLEARANCE FORM "SMALL TRADE EXCEPTION". The small trade exception still requires you to obtain preclearance.

o FUTURES AND INDICES - due to the size and liquidity of certain markets, the following investment vehicles are exceptions to the 7-day blackout period rule and do not need to be precleared:

         o  financial futures (e.g., Treasury bond futures)
         o  stock index/futures (e.g., S&P 500 index/futures)
         o  currency futures (e.g., futures on Japanese Yen)

This exception also applies to options on futures and indices. Options on equities continue to be subject to the 7-day blackout rule.

If you have questions about how the 7-day blackout rule applies to a trade you are considering, please contact Personal Trade at x15196 before you execute your trade.

--------------------------------------------------------------------------------
                                AMERICAN EXPRESS'
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           STATEMENT OF POLICY AND PROCEDURES WITH RESPECT TO RECEIPT
              AND USE OF MATERIAL, INSIDE (NON-PUBLIC) INFORMATION
--------------------------------------------------------------------------------

This statement represents the policy of American Express Financial Advisors
(AEFA) and its subsidiaries with regard to the receipt and use of material inside (non-public) information. If you have any questions about this policy, contact the Law Department.

1. Court and SEC administrative decisions interpreting Rule 10b-5, promulgated under the Securities Exchange Act of 1934, make it unlawful for any person to trade or recommend trading in securities while in possession of material inside (non-public) information.

     In particular, trading by a corporate insider or by someone who is not a corporate insider, while in possession of material non-public information, is unlawful where the information was disclosed to the non-insider in violation of an insider's duty to keep it confidential, or the non-insider had a duty to keep the information confidential or the information was misappropriated (i.e., stolen). In addition, communicating material, non-public information to others is unlawful.

2. Material inside information is any information about a company or the market for the company's securities that has come directly or indirectly from the company and that has not been disclosed generally to the marketplace, and that the dissemination of which is likely to affect the market price of any of the company's securities or is likely to be considered important by reasonable investors, including reasonable speculative investors, in determining whether to trade in such securities.

3. Information should be presumed "material" if it relates to such matters as dividend increases or decreases, earnings estimates, changes in previously released earnings estimates, significant explanation or curtailment of operation, a significant increase or decline of orders, significant merger or acquisition proposals or agreements, significant new products or discoveries, extraordinary borrowing, major litigation, liquidity problems, extraordinary management developments, purchase or sale of substantial assets, etc.

4. "Inside" information is information that has not been publicly disclosed. Information received about a company under circumstances that indicate that it is not yet in general circulation and that such information may be attributable, directly or indirectly, to the company (or its insiders) should be deemed to be inside information. As a rule, one should be able to point to some fact to show that the information is generally available; for example, its announcement on the broad tape or by Reuters, The Wall Street Journal or trade publications.

5. In addition to the prohibition on trading on insider information, AEFA - associated persons are prohibited from front-running. Front-running is trading for a personal account with the expectation that an AEFA managed account will soon trade the same security.

6. To supplement its own research and analysis, to corroborate data compiled by its staff, and to consider the views and information of others in arriving at its investment decisions, AEFA allocates brokerage business to broker-dealers who are in a position to provide such services. This policy is consistent with AEFA's efforts to secure best price and execution. However, it is AEFA's policy that brokerage not be allocated in consideration of the furnishing of material inside information. AEFA - associated persons, in recommending the allocation of brokerage to broker/dealers, should not give consideration to any material inside information furnished by any broker/dealer.

7. AEFA - associated persons have no obligation to investment companies or other clients advised by AEFA to trade or recommend trading on the basis of material, non-public information in their possession. AEFA associated persons' fiduciary responsibility to their clients does not require that they disregard the limitations imposed by the federal securities laws, particularly Rule 10b-5.

8. Whenever an AEFA - associated person receives material information about a company that he or she knows or has reason to believe is directly or indirectly attributable to such company (or its insiders), he or she must determine that the information is public before trading or recommending trading on the basis of such information or before divulging such information to any person. If he or she has any question at all as to whether the information is material or whether it is inside and not public, he or she must resolve the question by contacting the Law Department before trading. He or she must not discuss the information with any AEFA - associated person of AEFA other than his/her direct supervisor, the director of trading or the vice president of investment services. In addition, care should be taken so that the information is secured.


9. If there are any unresolved questions whatsoever in an AEFA - associated person's mind as to the applicability or interpretation of the foregoing standards or the propriety of any desired action, he/she must discuss the matter with the law department prior to trading or recommending trading.

10. Penalties for trading on material, non-public information are severe, both for the individuals involved in such unlawful conduct and their firms. Penalties include civil injunctions; suspension or bar from working in the securities industry; triple damages; forfeiture of profits; jail terms of up to 10 years; criminal penalties of up to $1 million for individuals and $2.5 million for firms; and civil fines of up to three times the profit gained or loss avoided for individuals, or the greater of $1 million or three times the profit gained or loss avoided for firms. In addition, any violation of this policy can be expected to result in serious sanctions by AEFA, including dismissal of the person(s) involved. Violations may also result in a permanent bar from the securities industry.

11. All AEFA - associated persons will be subject to the following personal trading procedures. AEFA associated persons will:

o Elect either to execute all personal securities trades through American Express Securities Services or require their broker-dealer to provide duplicate confirmations and statements to the Corporate Compliance Department.

o Report any change in the above election promptly, in writing, to Corporate Compliance.

o Complete an annual certification form about their personal securities activities (example attached).

o Provide any additional information about personal trading activities at AEFA's request.

The Investment Department and IDS Advisory Group will be required to preclear all personal trades.

In addition to applying to an associated person's personal accounts, these personal trading procedures also apply to accounts:

o    In which you have beneficial interest;

o    That are held by you, your spouse or members of your household;

o For which you provide investment advice by reason of any contract, understanding, relationship, agreement or other arrangement substantially equivalent to direct or indirect ownership; and,

o    In which you participate as part of an investment club.

The executive vice president - Investment and Brokerage Operations is responsible for the implementation of this statement of policy with respect to AEFA - associated persons in the Investment Department and American Express Securities Services. The Corporate Compliance Department is responsible for implementing this Statement of Policy with respect to all other corporate-office associated persons. The senior vice president and general sales manager are responsible for implementing this Statement of Policy in the field.

This statement will be distributed to all AEFA - associated persons and will be issued and explained to all new personnel at the time of their employment with AEFA. In addition, at least annually and at such other times as the senior vice president of the Law Department may determine it is necessary or appropriate, representatives of the Law Department will meet with the traders and Investment Department personnel to review this Statement of Policy.

The Personal Trade Committee, consisting of representatives of Corporate Compliance, the Investment Department, Corporate Audit and the Law Department; will review records maintained in connection with trading or recommending trading in securities and allocation of brokerage.

The Law Department will review this Statement of Policy on a periodic basis and may revise it in the light of developments in the law, questions or interpretation, and practical experience with the procedures contemplated by the Statement.

--------------------------------------------------------------------------------
                                   SECTION II
                    SAMPLE FORMS AND COMPLETION INSTRUCTIONS
--------------------------------------------------------------------------------


BELOW ARE THE STEPS FOR COMPLETING THE BROKERAGE ACCOUNT DISCLOSURE FORM FOUND ON THE FOLLOWING PAGE:

1. Write your name, ID number, and routing in the upper right hand corner of the form.

2.   Check the appropriate box in Section 1.

          Brokerage firm account - an account in which securities are bought and sold (i.e. stock, bonds, futures, options, etc.). Do NOT include mutual fund accounts, employer-sponsored incentive savings plans, or the American Express Stock Purchase Plan.

            o If you checked "YES" in Section 1, COMPLETE ALL REQUESTED INFORMATION IN SECTIONS 2, 3 AND 4.
            o  If you checked "NO" in Section 1, COMPLETE SECTIONS 3 AND 4.

3. In Section 2, please be sure to state the brokerage firm name and branch location, account number, and type of ownership (definitions listed below):

            -  DIRECT (D): you are the owner of the account (i.e., joint or single ownership).

            -  INDIRECT (I): accounts in which you have a beneficial interest, and that are registered in another person's name. This includes members of your household (e.g., spouse, partner, minor children, etc.).

            -  CLUB (C): you are a member of an investment club.

            -  ADVISED (A): you serve in an advisory capacity by making investment decisions or recommendations.

            -  MANAGED (M): you have no discretion over the investments in the account.

         ----------------------------------------------------------------------
           BROKERAGE FIRM NAME AND         ACCOUNT           OWNERSHIP
          LOCATION OF BRANCH OFFICE        NUMBER          (D, I, C, A, M)
         ----------------------------------------------------------------------
           EZ FINANCIAL CORP -
            MINNEAPOLIS                 JH-062588-PG              D
         ----------------------------------------------------------------------

4. Complete section 3 if you are a member of a board of directors of a for-profit company.

5.   Sign and date the form in Section 4.

                                            NAME:
                                                 -------------------------------
                                            ID NUMBER:
                                                      --------------------------
                                            ROUTING:
                                                    ----------------------------

AMERICAN EXPRESS
BROKERAGE ACCOUNT CERTIFICATION AND DISCLOSURE

--------------------------------------------------------------------------------
SECTION 1
--------------------------------------------------------------------------------

Do you or any members of your household have any brokerage account(s) (including American Express Brokerage accounts) in which you own directly or indirectly, advise for others, have managed by another person(s), or participate in as a member of an investment club?

[ ] YES (if yes, complete Section 2 listing all brokerage firm accounts INCLUDING AMERICAN EXPRESS BROKERAGE ACCOUNTS. Then complete section 3 and 4).

[ ]  NO (if no, complete Section 3 and 4).

--------------------------------------------------------------------------------
SECTION 2
--------------------------------------------------------------------------------

                            BROKERAGE ACCOUNT DETAIL
                            ------------------------

--------------------------------------------------------------------------------
BROKERAGE FIRM NAME &                                    OWNERSHIP
LOCATION OF BRANCH OFFICE        ACCOUNT NUMBER        (D, I, C, A, M)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   D = DIRECT    I= INDIRECT   C = CLUB A = ADVISED   M=MANAGED

If more space is needed, please attach the additional information on a separate page. Please sign and date any attached sheets.

--------------------------------------------------------------------------------
SECTION 3
--------------------------------------------------------------------------------

List any for-profit companies for which you are a member of the Board of Directors (if none, please indicate):

                                     SAMPLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 4
--------------------------------------------------------------------------------

By signing this document, I am certifying that the brokerage firms listed above are the only brokerage firms where I hold accounts (directly, indirectly, club, advised or managed) at this time. I also certify that I have made arrangements with those firms to have duplicate confirmations and statements for any brokerage activity conducted to be sent to American Express. I have done this by informing Corporate Compliance in writing about the account so a letter authorizing duplicate confirmations and statements can be sent to my broker.

I understand that failure to completely disclose all brokerage accounts and provide Corporate Compliance duplicate confirmations and statements may result in sanctions, which could include termination. If I open any new outside brokerage accounts I will notify Corporate Compliance in writing before the first trade is conducted. I also certify I have read and understand the American Express insider trading policy and personal trading rules document and will abide by them.

--------------------------------------------           --------------------
SIGNATURE                                              DATE

     NOTE: WE SUGGEST THAT YOU CHECK IN WITH YOUR BROKERAGE FIRM SEMI-ANNUALLY TO ENSURE THEY ARE CONTINUING TO SEND AMERICAN EXPRESS DUPLICATE CONFIRMATIONS AND STATEMENTS.

             RETURN TO: CORPORATE COMPLIANCE--PERSONAL TRADE T20/95

PERSONAL HOLDINGS DISCLOSURE                    NAME:
FORM FOR ACCESS PERSONS                              ---------------------------
                                                ID NUMBER:
                                                          ----------------------
                                                ROUTING:
                                                        ------------------------


o    Fill in the security quantity, security name, and location of the security;

o List all stocks, bonds, options, and futures held at the commencement of your employment with American Express.

o Attach (if available) a copy of a current brokerage statement(s). If not, include detail on:
     --   QUANTITY: The number of shares, bonds (par value), etc. held.
     -- SECURITY DESCRIPTION: The name of the issuer, investment type, e.g. IBM stock.
     -- WHERE HELD: the brokerage firm where the investment is located. If held in certificate form, indicate it is a certificate.
o    Do NOT list mutual funds.
o    Write in "none" if you have no holdings to disclose; and,
o Route completed form to Corporate Compliance - Personal Trade, T20/95 NO LATER THAN 5 DAYS AFTER RECEIVING THIS PACKET.
o    Call Personal Trade 612-671-5196 with any questions.

--------------------------------------------------------------------------------
   QUANTITY          SECURITY DESCRIPTION                        WHERE HELD

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SAMPLE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If you need more space, please attach a sheet of paper. Be sure to sign and date any attachment.

I HEREBY CERTIFY THIS LIST AS COMPLETE:


--------------------------------                     ----------------------
SIGNATURE                                            DATE

                              407 NOTIFICATION FORM
                                     PROCESS

On the following page is the 407 Notification Form that is REQUIRED to be completed if you--or an immediate family member--maintains an external brokerage account.

Please be sure to:

o Fill out the broker information section with the a full US Postal System mailing address

o Fill out the access person information section. Be sure to include family members' information if applicable

o Send the form to CORPORATE COMPLIANCE - PERSONAL TRADE T20/95 NO LATER THAN 5 DAYS AFTER RECEIVING THIS PACKET.

The Personal Trade team will generate an authorization letter within 48 business hours of receipt of the form. The letter serves as notification to the external brokerage firm to send duplicate confirmations and statements of activity occurring in your account to our office.

If you have questions, please contact the Personal Trade Hotline 612-671-5196 or send a Lotus Notes addressed to: PERSONAL TRADING

                              407 NOTIFICATION FORM

DATE:
     ---------------------------

BROKERAGE FIRM NAME & ADDRESS:

-------------------------------------

-------------------------------------

-------------------------------------

-------------------------------------


ACCESS PERSON'S INFORMATION:

Access Person's  Name:
                      -----------------------------

Name on Account:
                -----------------------------------
(if different than access person's name i.e. spouse, child, trustee)

Account #:
          -----------------------------------------
(if not established, write "NEW"):

Access Person's Social Security #:
                                  -----------------

Other individuals' SSN#s:
                         --------------------------
(i.e. spouse, child, trustee if applicable):

Access Person's ID #:
                     ------------------------------

ACCESS PERSON'S Area Office or Corporate Office Routing:
                                                        ----------------------
(You will receive a copy of the 407 letter for your records)

NOTE: IN ORDER TO EXPEDITE THE PROCESS, ALL OF THE ABOVE APPLICABLE LINES MUST BE COMPLETED BEFORE SUBMITTING.

         Send the form to CORPORATE COMPLIANCE - PERSONAL TRADE T20/95.

               QUARTERLY NON-BROKERAGE CERTIFICATION FORM - SAMPLE

Have you or any member of your household participated in any of the types of transactions listed below during the ___ quarter of _____?

         -> IF NO, YOU DO NOT NEED TO RETURN THIS FORM UNLESS YOU HAVE A NEW AESS ACCOUNT NUMBER TO REPORT ON THE FRONT SIDE OF THIS FORM

         -> IF YES, check the appropriate box below, provide the requested information and return to Corporate Compliance no later than
            __________________.


Do NOT include any AEFA products or plans, such as the Incentive Savings Plan
(ISP) or Direct U.S. Obligations (e.g. US Savings Bonds)

               PLEASE CHECK ALL THAT APPLY & FILL IN AS NECESSARY:


----------------------------------------------------------------------------------------------------------------------
NON-BROKERAGE ACTIVITY                   DESCRIPTION  AND            DATE        BUY OR SELL OR ANY        PRICE
                                         SHARE/FACE AMOUNT OF                    OTHER ACQUISITION OR
                                         SECURITY                                DISPOSITION
----------------------------------------------------------------------------------------------------------------------
[ ]  Non AXP 401K,                       If spousal 401(k) list
Profit Sharing, or Co.                   only company name:              NA                 NA                 NA
Stock Plan  (e.g.: spouse's
contribution to 401k plan)               ----------------------
----------------------------------------------------------------------------------------------------------------------
[ ]  Dividend Reinvestment Activity
-OUTSIDE OF A RETAIL BROKERAGE ACCOUNT
(directly from the issuer or transfer
agent, e.g. DRIPS)
----------------------------------------------------------------------------------------------------------------------
[ ] Merger Activity

----------------------------------------------------------------------------------------------------------------------
[ ] Tender Offer

----------------------------------------------------------------------------------------------------------------------
[ ] Private Placement Activity


----------------------------------------------------------------------------------------------------------------------
[ ] Limited Partnership

----------------------------------------------------------------------------------------------------------------------
[ ] Other purchase or sales of
securities not conducted through a
broker, or securities given or
received via a gift (e.g., inherited
stock, stock given to charity)
----------------------------------------------------------------------------------------------------------------------
                                                                                            SAMPLE


---------------------------------                    ---------------
Signature                                            Date

      RETURN TO CORPORATE COMPLIANCE AT: T20/95 NO LATER THAN
                                                              ----------------